UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No.   )

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IMMUCELL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ImmuCell Corporation

Notice of Annual Meeting of Stockholders

June 12, 2013

To the Stockholders of ImmuCell Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of ImmuCell Corporation (the Company) will be held at the Company’s principal place of business at 56 Evergreen Drive in Portland, Maine on Wednesday, June 12, 2013 at 8:00 a.m. for the following purposes:

1.	Election of Directors: To elect a Board of Directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified (Proposal One);

2.	Advisory Vote to Approve Executive Compensation: To approve a nonbinding advisory resolution on the Company’s executive compensation program (Proposal Two);

3.	Advisory Vote on the Frequency of Advisory Vote to Approve Executive Compensation: To hold a nonbinding advisory vote on the frequency of future advisory votes on the Company’s executive compensation program (Proposal Three);

4.	Ratification of Appointment of Independent Registered Public Accounting Firm: To ratify the selection by the Audit Committee of the Board of Directors of Baker Newman & Noyes, LLC as our independent registered public accounting firm for the year ending December 31, 2013 (Proposal Four); and

5.	Other Business: To conduct such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof, including approving any such adjournment or postponement, if necessary.

The Board of Directors has fixed the close of business on Monday, April 15, 2013, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

By Order of the Board of Directors

/s/Michael F. Brigham
Michael F. Brigham, Secretary
April 18, 2013

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE. THE GIVING OF SUCH PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING IN PERSON.

ImmuCell Corporation

56 Evergreen Drive

Portland, ME 04103

April 18, 2013

PROXY STATEMENT

2013 Annual Meeting of Stockholders

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of ImmuCell Corporation (the Company), a Delaware corporation, of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held at 8:00 a.m. on Wednesday, June 12, 2013 at the Company’s principal place of business at 56 Evergreen Drive in Portland, Maine, and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the enclosed proxy card are first being given or sent to stockholders on or about April 18, 2013. Stockholders who execute proxies may revoke them at any time before exercise thereof.

VOTING OF OUTSTANDING COMMON STOCK

Only stockholders of record at the close of business on Monday, April 15, 2013, the record date, are entitled to notice of, and to vote at, the Annual Meeting of Stockholders and at any adjournments thereof. As of such date, there were 3,019,034 shares of common stock of the Company issued and outstanding. Each share is entitled to one vote with respect to all matters to be acted upon at the meeting. The holders of one-third of the shares of the Company’s common stock outstanding and entitled to vote, represented at the meeting in person or by proxy, shall constitute a quorum for the transaction of business. Votes cast in person or by proxy at the meeting will be tabulated by the voting inspector appointed for the meeting.

Our Board of Directors is asking for your proxy. Giving us your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner that you direct, or if you do not direct us, in the manner as recommended by the Board of Directors in this proxy statement. You can vote for the director nominees or withhold your vote for one or all nominees. You also can vote for or against the other proposals (other than Proposal Three) or abstain from voting; in the case of Proposal Three you may indicate whether you prefer an advisory vote on executive compensation once every one, two or three years, or you may abstain from voting. If you request a proxy card, and return your signed proxy card, but do not give voting instructions, the shares represented by that proxy will be voted FOR each proposal (other than Proposal Three) and FOR annual advisory votes on executive compensation (Proposal Three) as recommended by the Board of Directors.

With regard to the election of directors (Proposal One), votes may be cast in favor or withheld. The nominees for director receiving a plurality of the votes cast by the holders of the common stock represented at the meeting in person or by proxy will be elected. This means that the seven nominees receiving the largest number of votes cast will be elected.

With respect to Proposal Two, we are providing you with the opportunity to vote to approve, on an advisory, nonbinding basis, the compensation of the executive officers and one highly-compensated employee named in the “SUMMARY COMPENSATION TABLE” under “EXECUTIVE COMPENSATON”, as disclosed in this Proxy Statement in accordance with the rules of the Securities and Exchange Commission (SEC). This proposal, which is commonly referred to as “say-on-pay”, is required by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which added Section 14A to the Securities Exchange Act of 1934 (Exchange Act). Proposal Two is nonbinding.

Section 14A of the Exchange Act also requires that stockholders have the opportunity to cast an advisory vote with respect to whether future executive compensation advisory votes will be held every one, two or three years (Proposal Three). With respect to Proposal Three, if none of the three frequency options (one year, two years or three years) receives the vote of the holders of a majority of the votes cast, we will consider the frequency option receiving the highest number of votes cast by stockholders to be the frequency that has been recommended by stockholders. However, as described in more detail in Proposal Three, because this proposal is nonbinding, the Board of Directors may decide that it is in the best interest of our stockholders and the Company to hold future executive compensation advisory votes more or less frequently. We expect to next put this matter to a vote of stockholders in the 2019 Proxy Statement. Proposal Three is also nonbinding.

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The affirmative vote of the holders of a majority of the shares of the Company’s common stock represented at the meeting is required to ratify the appointment of the Independent Registered Public Accounting Firm (Proposal Four). Abstentions and votes against may be specified on the proposal to ratify the appointment of the Independent Registered Public Accounting Firm. Since the ratification of this appointment requires the approval of the holders of a majority of the shares of the Company’s common stock represented at the meeting, abstentions, votes against and broker non-votes will have the effect of a negative vote. Proposal Four is also nonbinding.

Approximately half of our stockholders hold their shares through a stockbroker, bank, trustee, or other nominee (Beneficial Owner) rather than directly in their own name (Stockholder of Record). As summarized below, there are some distinctions between shares held beneficially and those owned of record.

Beneficial Owner: If your shares are held in a stock brokerage account, by a bank, broker, trustee, or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being made available to you through your bank, broker, trustee, or nominee, who is considered the stockholder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee, or nominee on how to vote and you are also invited to attend the meeting. Your bank, broker, trustee, or nominee is obligated to provide you with voting instructions for use in instructing the bank, broker, trustee, or nominee how to vote these shares. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting unless you have a proxy from the bank, broker, trustee or nominee that holds the shares giving you the right as beneficial owner to vote your shares at the meeting. If you do not give instructions to your bank or brokerage firm, it will not be allowed to vote your shares with respect to certain “non-discretionary” proposals, but it will be able to vote your shares with respect to certain “discretionary” proposals. For example, the election of directors (Proposal One) is considered to be a “non-discretionary” proposal on which banks and brokerage firms may not vote without instructions from the beneficial owner. “Broker nonvotes” for “non-discretionary” proposals are shares that are held in “street name” by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter. The ratification of the appointment of our independent registered public accounting firm (Proposal Four) is considered to be a “discretionary” proposal on which banks and brokerage firms may vote without your instructions.

Stockholder of Record: If your shares are registered directly in your name with ImmuCell’s transfer agent, American Stock Transfer & Trust Company, you are considered the stockholder of record of those shares and these proxy materials are being made available directly to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to the Company or to vote in person at the meeting.

The preliminary voting results will be announced at the meeting. The final voting results will be tallied by the voting inspector and reported in a Current Report on Form 8-K, which will be filed with the SEC within four business days after the meeting.

EXPENSES AND SOLICITATION

The cost of preparing, assembling, and mailing the proxy material and of reimbursing brokers, nominees and fiduciaries for the out-of-pocket and clerical expenses of transmitting copies of the proxy material to the beneficial owners of shares held of record by such persons will be borne by the Company. Although the Company reserves the right to do so, the Company does not currently intend to solicit proxies otherwise than by use of the mail, but certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies.

STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS AND COMMUNICATIONS

Proposals (other than director nominations, which are addressed in the following paragraph) of stockholders of the Company intended to be presented at the 2014 Annual Meeting of Stockholders must be received by the Company at its principal place of business no later than December 19, 2013 (which date is 120 days prior to the first anniversary of when the 2013 Proxy Statement is first mailed to stockholders) to be eligible for possible inclusion in the Company’s Proxy Statement and form of proxy relating to the 2014 meeting. Certified mail addressed to the Secretary of the Company is advised. No such proposals were received by the Company by December 21, 2012 for inclusion in the Company’s Proxy Statement and form of proxy relating to the 2013 Annual Meeting of Stockholders.

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The Nominating Committee of the Board of Directors will consider nominees for director recommended by stockholders, applying the same evaluation standards as it would apply to candidates identified by management, other members of the Board of Directors or the Nominating Committee. Recommendations for director nominees may be sent to the Nominating Committee through the Secretary of the Company. Under the advance notice provisions in the Company’s By-laws, stockholders intending to formally nominate a person for election as a director at the Annual Meeting, as distinguished from recommending a candidate to the Nominating Committee, must notify the Secretary of the Company in writing of this intent not less than 60 nor more than 90 days prior to the first anniversary of the preceding year’s Annual Meeting. If the date of the Annual Meeting is changed by more than 30 days from such anniversary date, the notice by the stockholder must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed. Such notice must comply with the provisions set forth in the By-laws.

For nominations of candidates recommended by stockholders for election as directors to have been considered at the 2013 Annual Meeting of Stockholders, notice must have been received by the Secretary of the Company no earlier than March 15, 2013 and no later than April 15, 2013, and meet other requirements set forth in the By-laws. No such nominations were received. A copy of the relevant provisions of the By-laws will be sent to any stockholder who requests it in writing. Such requests should be addressed to the Secretary of the Company.

Stockholders that wish to send communications to the Board of Directors for any reason may do so by mail sent to ImmuCell Corporation, 56 Evergreen Drive, Portland, Maine 04103, Attention: Secretary. The Secretary is responsible for bringing any such communications to the attention of the full Board of Directors at its next regularly scheduled meeting, which is generally quarterly. Additionally, after adjournment of the formal business matters at each year’s Annual Meeting, there is an opportunity for stockholders to communicate directly with the Company’s management and directors. The Company encourages its directors to attend the Annual Meeting of Stockholders in person. All directors did attend the 2012 Annual Meeting of Stockholders.

All shares represented by proxies in the form enclosed herewith will be voted at the meeting and adjournments thereof in accordance with the terms of such proxies and the pertinent statements included herein relative to the exercise of the power granted by said proxies, provided such proxies appear to be valid and executed by stockholders of record entitled to vote thereat and have not previously been revoked. A proxy may be revoked at any time prior to its exercise by the filing with the Secretary of the Company of an instrument revoking such proxy or a duly executed proxy bearing a later date. A stockholder’s proxy will not be voted if the stockholder attends the meeting and elects to vote in person. Where the person solicited specifies in his, her or its proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If a stockholder fails to so specify with respect to such proposals, the proxy will be voted FOR the election of the nominees listed in Proposal One, FOR the advisory vote to approve executive compensation outlined in Proposal Two, FOR the advisory vote on the frequency of the advisory vote to approve executive compensation as recommended by the Board of Directors and outlined in Proposal Three and FOR the ratification of the appointment of the independent registered public accounting firm outlined in Proposal Four.

LEADERSHIP STRUCTURE OF THE BOARD OF DIRECTORS

With approval from the Board of Directors, the Compensation and Stock Option Committee determined that the title of President and CEO should be given to an individual not being the same person holding the title of Chairman. The objective of this policy is to avoid a concentration of authority in any one person. Mr. Michael F. Brigham has served as President and CEO since February 2000. Dr. Joseph H. Crabb has served as Vice President and Chief Scientific Officer since December 1998, and he also served as Chairman of the Board of Directors from June 2009 to February 2013. Effective February 2013 with compensation retroactive to January 1, 2013, Dr. David S. Tomsche has served as Chairman of the Board of Directors. Before June 2009, the position of Chairman had been vacant. It is the policy of the Board of Directors to have a meeting without the presence of the executive officers each time that the board or any of its committees meets to assure that candid discussions of business matters are conducted with and without the influence of the executive officers.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

During 2012, the Board of Directors of the Company held four regular meetings, three special meetings and took action by unanimous written consent once. The committees of the Board of Directors are the Audit Committee, the Compensation and Stock Option Committee and the Nominating Committee. During the year ended December 31, 2012, each director attended at least 75 percent of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the board on which he or she served (during the periods that he or she served). The board has not set a formal policy for required meeting attendance. A high level of attendance and participation is expected, and to date directors have fulfilled this expectation. At the first meeting of the board following this year’s Annual Meeting, directors will be elected to serve on the various board committees until the next Annual Meeting and until their successors are elected.

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The board has established an Audit Committee for the purpose of overseeing the accounting and financial reporting processes of the Company and the audits and reviews of its financial statements. The Audit Committee engages the Company’s Independent Registered Public Accounting Firm, consults with such auditors with regard to audit plans, reviews the annual reports of the independent auditors, oversees the adequacy of the Company’s internal operating procedures and controls, meets with management and the auditors to review quarterly and annual financial results, authorizes the public release of press releases covering financial results, reviews and authorizes quarterly and annual reports filed with the SEC and otherwise oversees compliance with certain legal, ethical and regulatory matters. The development and manufacture of products with scientifically-proven efficacy and with and without regulatory approval is subject to considerable risk. The Audit Committee takes the lead on oversight of credit, liquidity and operational risk, but the entire board, in conjunction with the executive officers, is very involved with reviewing Audit Committee recommendations and making independent assessments of risks in all areas of the Company’s business. The Company does not have a specific risk management department, but the Company’s Director of Finance and Administration and its President and CEO manage and contract for the Company’s insurance coverages in consultation with outside experts, in addition to identifying, managing and monitoring risk in areas not specifically covered by insurance. The Director of Finance and Administration reports to the President and CEO, who reports to the board. The Committee’s members are Dr. Maxwell, Dr. Rhodes and Mr. Rothschild. All members of the Audit Committee meet the heightened independence requirements for audit committees under applicable NASDAQ Stock Market rules. The Audit Committee held five meetings during 2012. The Audit Committee Report can be found on page 14 of this Proxy Statement, and the “Charter and Powers of the Audit Committee” has been posted on the Company’s web-site (www.immucell.com/pdf/charter.pdf).

The board has established a Compensation and Stock Option Committee (Compensation Committee) for the purpose of reviewing and recommending salary, bonus and other benefits for executive officers and directors of the Company. The Compensation Committee is responsible for administering the Company’s 2000 Stock Option and Incentive Plan and the 2010 Stock Option and Incentive Plan. The Compensation Committee’s members are Dr. Maxwell, Dr. Rhodes and Mr. Rothschild, all of whom are independent directors. Dr. Rhodes serves as chair of the Compensation Committee. The Compensation Committee held one meeting during 2012. The Compensation Committee does not have a charter but instead operates within the authority provided by the Company’s By-laws and authorizing resolutions adopted by the board. Its recommendations on executive and director compensation are subject to review and final approval by the Board of Directors, a majority of whose members are independent directors. The Company’s President and CEO provides the Compensation Committee with recommendations relevant to a determination of executive and director compensation, but he does not participate in votes of the Compensation Committee in this regard. In recent years, the Compensation Committee has not retained or relied upon outside consultants to assist in its determination of executive or director compensation.

The board has established a Nominating Committee for the purpose of recommending to the full board the number of directors to serve on the board, criteria for board membership and nominees for election to the board. In doing so, the Nominating Committee considers the integrity and relevant business experience of each nominee. All nominees included on this year’s proxy card were recommended by the Nominating Committee and then approved by a vote of the board. The Nominating Committee values diversity, believing that the Company benefits from decision making that includes a range of opinions, viewpoints and experience. For instance, the Nominating Committee would not want a board comprised only of directors having principally financial expertise or only of directors whose principal experience is in the dairy industry. Likewise, the Nominating Committee believes that a board consisting of all men or all women would not be as strong as a gender-diverse board. While there is always room for improvement, the Nominating Committee believes that it has made substantial progress towards achieving these goals. The Committee’s members are Mr. Cunningham and Dr. Tomsche, both of whom are independent directors. In lieu of a separate meeting, the Nominating Committee took action once during 2012 by making a recommendation to the Board of Directors during a regular meeting of the board. Provisions for stockholders to nominate candidates for election as directors are described above under the caption, “STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS AND COMMUNICATIONS”. Upon recommendation of the Nominating Committee, the Board of Directors adopted a charter for the Nominating Committee in December 2012. This charter sets forth the policy to be utilized by the Nominating Committee in considering nominees identified by management to serve as directors for the Company. The Nominating Committee applies the same evaluation standards in considering nominees for director recommended by stockholders.

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DIRECTOR COMPENSATION

The following table contains information as to the compensation paid by the Company to its non-executive directors for services rendered during the year ended December 31, 2012.

Name	Fees Earned or Paid in Cash	Option Awards	All Other Compensation	Total
David S. Cunningham	$12,000	—	—	$12,000
William H. Maxwell, M.D.	$12,000	—	—	$12,000
Linda Rhodes, V.M.D., Ph.D.	$12,000	—	—	$12,000
Jonathan E. Rothschild	$12,000	—	—	$12,000
David S. Tomsche, D.V.M.	$12,000	—	—	$12,000

Officers of the Company who are also directors do not receive additional compensation for attendance at Board of Directors’ meetings or committee meetings. Through June 30, 2011, the Company paid non-employee directors an annual retainer of $4,000 (payable in two equal installments in January and July) plus a fee of $1,000 for each of the four regularly scheduled board meetings per year. Effective July 1, 2011, the annual retainer was increased from $4,000 to $12,000 (payable in four equal installments in advance to each individual serving as director as of the first day of each quarter) and the per meeting fee was discontinued. Effective January 1, 2013, compensation for the Chairman of the Board of Directors was set at $12,000 per year (payable in four equal installments in advance as of the first day of each quarter).

At the time first appointed to the board, Dr. Rhodes, Dr. Tomsche and Mr. Cunningham were each granted a non-qualified stock option to purchase 15,000 shares of common stock under the Company’s 2000 Stock Option and Incentive Plan for Dr. Rhodes and Dr. Tomsche and under the 2010 Stock Option and Incentive Plan for Mr. Cunningham. The options were granted on terms similar to those previously granted to other directors under the 2000 Outside Director Plan, which plan expired in June 2005. Dr. Rhodes’ option had an exercise price equal to the fair market value of the common stock on the grant date, August 22, 2005 ($4.67 per share), and vested in three equal increments when she was re-elected to the board in 2006, 2007 and 2008. Dr. Rhodes exercised 2,000 of these stock options in June 2007. The 13,000 options granted to Dr. Rhodes, that were not exercised, expired on August 21, 2010. Dr. Tomsche’s option had an exercise price equal to the fair market value of the common stock on the grant date, December 20, 2006 ($5.80 per share), and vested in three equal increments when he was re-elected to the board in 2007, 2008 and 2009. Dr. Tomsche exercised all 15,000 of these stock options on August 19, 2011. Mr. Cunningham’s option has an exercise price equal to the fair market value of the common stock on the grant date, October 12, 2011 ($5.75 per share), and vests on October 12, 2014. This option for Mr. Cunningham expires if not exercised by October 11, 2016 or, if earlier, within one month (twelve months in the case of death or disability) after termination of service as a director.

INDEMNIFICATION AGREEMENTS

The Company has entered into indemnification agreements with its directors and executive officers in substantially the form approved by the stockholders at the 1989 Annual Meeting, as recently updated. The agreements include procedures for reimbursement by the Company of certain liabilities and expenses which may be incurred in connection with service as a director or executive officer. The Company expects to enter into indemnification agreements with individuals who become directors in the future, as well as such executive officers of the Company as the Board of Directors may from time to time determine.

EXECUTIVE COMPENSATION

Under the By-laws, executive officers are elected by the Board of Directors at its first meeting following each Annual Meeting of Stockholders of the Company, and each serves for a one-year term and until his or her successor is chosen and qualified. The Company has two executive officers and one highly-compensated employee, as follows:

MICHAEL F. BRIGHAM: Information concerning the background and experience of Mr. Brigham and the period during which he has served in his current capacity is set forth below under the caption “ELECTION OF THE BOARD OF DIRECTORS (Proposal One)”.

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JOSEPH H. CRABB, Ph.D.: Information concerning the background and experience of Dr. Crabb and the period during which he has served in his current capacity is set forth below under the caption “ELECTION OF THE BOARD OF DIRECTORS (Proposal One)”.

BOBBI JO BROCKMANN: Ms. Brockmann joined the Company as Director of Sales and Marketing in January 2010. Prior to that, she had been employed as Director of Sales since May 2008 and Sales Manager from February 2004 to April 2008 at APC, Inc. of Ankeny, Iowa, a developer and marketer of functional protein products for animal health and nutrition. Prior to that, she held other sales and marketing positions at APC, W & G Marketing Company, Inc. of Ames, Iowa, The Council for Agricultural Science and Technology of Ames, Iowa and Meyocks Group Advertising of West Des Moines, Iowa after graduating from Iowa State University.

SUMMARY COMPENSATION TABLE

The following table contains information as to the total compensation paid by the Company to its executive officers and to one highly-compensated employee for services rendered during the years ended December 31, 2012 and 2011.

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation (2)	Total
Michael F. Brigham	2012	$233,846	$—	$—	$19,493	$253,339
President, Chief Executive Officer, Treasurer and Secretary	2011	$198,544	$—	$—	$15,957	$214,501

Joseph H. Crabb, Ph.D.	2012	$133,846	$—	$—	$5,354	$139,200
Vice President and Chief Scientific Officer	2011	$98,846	$—	$—	$3,954	$102,800

Bobbi Jo Brockmann	2012	$157,692	$—	$—	$8,841	$166,533
Director of Sales and Marketing	2011	$145,000	$—	$14,400	$10,578	$169,978

(1)	For Ms. Brockmann in 2011, this amount represents the fair value of grants of 5,000 stock options with an exercise price of $5.75 per share that were issued on October 12, 2011 and vest on October 12, 2014.

(2) Represents employer contributions earned under a Company-wide 401(k) matching program and the cost of health and life insurance that is paid by the Company and available to all employees of similar employment status. For Ms. Brockmann, this amount also includes the personal use of a company-owned vehicle.

Generally effective on or about February 1st of each year, annual salaries and bonuses for these executive officers are determined in the discretion of the Compensation and Stock Option Committee. Effective February 2, 2008, the annual salary for Mr. Brigham and Dr. Crabb was set at $187,380. Effective January 29, 2011, this annual salary amount was increased to $200,000 for Mr. Brigham. Effective January 11, 2012, this annual salary amount for Mr. Brigham was increased to $240,000, with no increase since then. Effective April 3, 2010, the status of Dr. Crabb’s employment was changed from full-time to part-time. Accordingly, effective April 3, 2010, the annual salary for Dr. Crabb was reduced to $90,000. Effective January 29, 2011, this annual salary amount for Dr. Crabb was increased to $100,000. Effective February 11, 2012, this annual salary amount for Dr. Crabb was increased to $140,000, with no increase since then. The annual salary amount for Ms. Brockmann was set by the executive officers at $145,000 when she first joined the Company in January 2010. Effective February 11, 2012, this annual salary amount for Ms. Brockmann was increased to $160,000. Effective January 26, 2013, this annual salary amount for Ms. Brockmann was increased to $165,000. Effective May 1, 2012 through April 30, 2013, the Company contributes $12,054 per year towards the cost of family health insurance coverage for all full-time employees electing this coverage. Effective May 1, 2013, this Company contribution is expected to decrease to $11,980 per year. The Company makes no contribution towards the cost of health insurance coverage for part-time employees, although all part-time employees working at least 16 hours per week may buy into the Company’s group coverage on a pre-tax basis. Mr. Brigham and Dr. Crabb both elect family coverage. Ms. Brockmann has elected a cash payment of $2,200 per year that is available to all employees that opt to obtain coverage elsewhere.

EMPLOYMENT AGREEMENTS

Effective March 26, 2010, both Mr. Brigham and Dr. Crabb entered into amendments to their employment agreements that superseded and replaced in their entirety previous employment agreements. By waiving rights to contractual employment, these executive officers agreed to serve the Company in “at will” capacities on such terms as the Board of Directors may from time to time determine, subject to termination by the Board of Directors at any time with or without cause and without a contractual right to severance compensation. Under these contract amendments, Mr. Brigham continues to serve the Company as President and CEO, and Dr. Crabb continues to serve the Company as Vice President and Chief Scientific Officer.

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OUTSTANDING EQUITY AWARDS

Stock options are the only outstanding form of equity awards to the Company’s employees. The following table contains information on stock options held by the executive officers and one highly-compensated employee as of December 31, 2012.

	Outstanding Option Awards as of December 31, 2012
Name	Number of Shares Underlying Unexercised Options - Exercisable	Number of Shares Underlying Unexercised Options - Unexercisable	Option Exercise Price	Grant Date (1)	Expiration Date
Michael F. Brigham
	1,000	—	$3.10	12/18/2003	12/17/2013
	1,000	—	$5.25	3/19/2007	3/18/2017
	47,500	—	$1.70	1/09/2009	1/08/2019

Joseph H. Crabb, Ph.D.
	1,000	—	$3.10	12/18/2003	12/17/2013
	1,000	—	$5.25	3/19/2007	3/18/2017
	47,500	—	$1.70	1/09/2009	1/08/2019

Bobbi Jo Brockmann
	5,000	—	$3.65	1/04/2010	1/03/2020
	5,000	—	$3.99	2/08/2010	2/07/2020
	—	10,000	$3.15	12/15/2010	12/14/2020
	—	5,000	$5.75	10/12/2011	10/11/2021

(1)	These stock options became or become exercisable three years after the date of grant.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information known to the Company regarding beneficial ownership of the Company’s common stock as of April 11, 2013 of (i) each person known to the Company to be the beneficial owner of more than five percent of the Company’s common stock, (ii) each of the Company’s directors and nominees, (iii) each of the Company’s employees named in the “SUMMARY COMPENSATION TABLE” above and (iv) all directors, executive officers and one highly-compensated employee of the Company as a group:

Name of Beneficial Owner	Shares of the Company’s Common Stock Beneficially Owned (1)	Percent of the Company’s Common Stock Beneficially Owned
Jonathan E. Rothschild (2)	463,780	15.4%
Michael F. Brigham (3)	204,752	6.7%
Joseph H. Crabb, Ph.D. (4)	163,611	5.3%
David S. Tomsche, D.V.M. (5)	52,668	1.7%
William H. Maxwell, M.D.	20,000	0.7%
Linda Rhodes, V.M.D., Ph.D.	3,600	0.1%
David S. Cunningham (6)	—	—
Bobbi Jo Brockmann (7)	10,000	0.3%
Directors, executive officers and one highly-compensated employee as a group (8 persons) (8)	918,411	29.4%

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(1)	The persons named in the table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, subject to the information contained in the footnotes of this table. The figures in the table include shares of common stock covered by stock options, which are currently exercisable or will become exercisable within 60 days of the date of this Proxy Statement.
(2)	This figure includes 214,155 shares of common stock held by Arterio Inc., a corporation owned solely by Mr. Rothschild. The address of Mr. Rothschild is c/o Arterio, Inc., 1061-B Shary Circle, Concord, CA, 94518.
(3)	This figure includes 49,500 stock options to acquire common stock, which are currently exercisable and are priced in accordance with the details provided in the “OUTSTANDING EQUITY AWARDS” table. Mr. Brigham’s address is c/o ImmuCell Corporation, 56 Evergreen Drive, Portland, ME 04103.
(4)	This figure includes 49,500 stock options to acquire common stock, which are currently exercisable and are priced in accordance with the details provided in the “OUTSTANDING EQUITY AWARDS” table and 114,111 shares of common stock held jointly with Dr. Crabb’s wife. Dr. Crabb’s address is c/o ImmuCell Corporation, 56 Evergreen Drive, Portland, ME 04103.
(5)	This figure includes 2,322 shares of common stock held by immediate family members of Dr. Tomsche.
(6)	Mr. Cunningham holds 15,000 stock options to acquire common stock at $5.75 per share, which become exercisable on October 12, 2014.
(7)	Ms. Brockmann holds 25,000 stock options to acquire common stock, of which 10,000 options are currently exercisable. These options are priced and vest in accordance with the details provided in the “OUTSTANDING EQUITY AWARDS” table.
(8)	This figure includes 109,000 shares of common stock covered by stock options, which are currently exercisable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Dr. David S. Tomsche (Chairman of our Board of Directors) is a controlling owner of Leedstone Inc. (formerly Stearns Veterinary Outlet, Inc.), a domestic distributor of ImmuCell products (First Defense®, Wipe Out® Dairy Wipes, and CMT) and of J-t of Melrose, Inc. (a Japanese export company). His affiliated companies purchased $326,513, $295,164 and $288,243 of products from ImmuCell during the years ended December 31, 2012, 2011 and 2010, respectively, on terms consistent with those offered to other distributors of similar status. Our accounts receivable (subject to standard and customary payment terms) due from these affiliated companies aggregated $27,348 and $60,831 as of December 31, 2012 and 2011, respectively.

The President and CEO of the Company is responsible for reviewing related party transactions. To assist with this process, each director is asked to complete an annual questionnaire covering transactions of this nature and other related matters. Regardless of dollar value, all related party transactions are reviewed with the relevant director and with the entire Board of Directors, if necessary.

ELECTION OF THE BOARD OF DIRECTORS (Proposal One)

Each of the seven persons listed below has been nominated to serve as a director until the next Annual Meeting of Stockholders and until his or her successor is chosen and qualified. Proxies in the enclosed form which are executed and returned will be voted (unless otherwise directed) FOR election as directors of the nominees listed below:

MICHAEL F. BRIGHAM Age: 52 Officer since: October 1991 Director since: March 1999	Mr. Brigham was appointed to serve as President and Chief Executive Officer in February 2000, while maintaining the titles of Treasurer and Secretary, and was appointed to serve as a Director of the Company in March 1999. He previously had been elected Vice President of the Company in December 1998 and served as Chief Financial Officer since October 1991. He has served as Secretary since December 1995 and as Treasurer since October 1991. Prior to that, he served as Director of Finance and Administration since originally joining the Company in September 1989. Mr. Brigham joined the Board of Directors of the United Way of York County in 2011, while also serving as Treasurer of the Finance Committee. Mr. Brigham served as the Treasurer of the Board of Trustees of the Kennebunk Free Library from 2005 to 2011. He re-joined the Finance Committee of the library in 2012. Prior to joining the Company, he was employed as an audit manager for the public accounting firm of Ernst & Young. Mr. Brigham earned his Masters in Business Administration from New York University in 1989.

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JOSEPH H. CRABB, Ph.D. Age: 58 Officer since: March 1996 Director since: March 2001	Dr. Crabb served as Chairman of the Board of Directors from June 2009 to February 2013. He was appointed a Director of the Company in March 2001, having previously served in that capacity during the period from March 1999 until February 2000. Before that, he was elected Vice President of the Company in December 1998, while maintaining the title of Chief Scientific Officer. He has served as Chief Scientific Officer since September 1998. Prior to that, he served as Vice President of Research and Development since March 1996. Prior to that, he served as Director of Research and Development and Senior Scientist since originally joining the Company in November 1988. Concurrent with his employment, he has served on national study sections and advisory panels, served as a peer reviewer, and held several adjunct faculty positions. Prior to joining the Company in 1988, Dr. Crabb earned his Ph.D. in Biochemistry from Dartmouth Medical School and completed postdoctoral studies in microbial pathogenesis at Harvard Medical School, where he also served on the faculty.

DAVID S. CUNNINGHAM Age: 47 Director since: September 2011	Mr. Cunningham has served on our Board of Directors since September 2011. He has been Chief Operating Officer of Axxiom Consulting LLC (which firm has no direct or indirect material interest in the transactions of Axxiom LLC, which firm has been engaged to provide consulting services to the Company) since January 2013. He was President and CEO of Teva Animal Health from May 2009 through December 2012. He was Vice President of Agri Laboratories, Ltd. of St Joseph, MO from 2003 to November 2008. Prior to that, he held several management related positions with Boehringer Ingelheim Vetmedia, Inc. and Hoechst-Roussel Agri-Vet from 1990 to 2003.

WILLIAM H. MAXWELL, M.D. Age: 74 Director since: 1986	Dr. Maxwell is a member of the Compensation and Stock Option Committee and the Audit Committee of the Board of Directors. He is currently President and Chief Medical Officer of HealthSync P.A., LLC where he practices Otolaryngology (ENT), focusing primarily on hearing, tinnitus and balance. He is currently Co-Chairman of the board of Medical Network Inc. of Maine (a Preferred Provider Organization, PPO). He started the practice of Maxwell, Kluger, Makaretz M.D., P.A., ENT Associates in 1973, serving as its President through September 2010. He served as the founding President and CEO of Medical Mutual Insurance Company of Maine from its inception in 1978 to 1999. He is a long-standing member of the American Medical Association (AMA) and a Fellow of the American Academy of Otolaryngology-Head & Neck Surgery (AAO-HNS).

LINDA RHODES, V.M.D., Ph.D Age: 63 Director since: August 2005

Dr. Rhodes is chair of the Compensation and Stock Option Committee and a member of the Audit Committee of the Board of Directors.  She is the Chief Scientific Officer (CSO) of Aratana Therapeutics, a venture capital backed start-up company developing new drugs for companion animals. Prior to her role as CSO, she served as CEO of the company from February 2011 through September 2012. From 2001 to 2010, she was a founding partner and Vice President of AlcheraBio, LLC, an animal health consulting and contract research firm, which firm was acquired in October 2008 by Argenta, a New Zealand animal health formulations and contract manufacturing organization (operating as AlcheraBio in the United States).  She is an adjunct professor for the Graduate School of Animal Science at Rutgers University and is a member of the Board of Directors of the Alliance for Contraception in Cats and Dogs (a non-profit organization).  From 1998 to 2001, she was a Director of Development Projects and New Technology Assessment at Merial Ltd.  Prior to that, she held various research positions at Merck Research Laboratories and Sterling Drug Company.  She held several teaching positions and worked as a bovine veterinarian in private practice.  She earned her Ph.D. in Physiology/Immunology from Cornell University and her V.M.D. from the Pennsylvania School of Veterinary Medicine.

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JONATHAN E. ROTHSCHILD Age: 59 Director since: April 2001	Mr. Rothschild is a member of the Compensation and Stock Option Committee and of the Audit Committee of the Board of Directors. Since 1981, he has been President and CEO of Arterio, Inc., of Concord, California, a vitamin and supplement company that does business as Ecological Formulas. Mr. Rothschild joined the Board of Directors of CCA Industries, Inc. of East Rutherford, New Jersey (a developer and marketer of health and beauty products) in August of 2012 and is a member of its Audit Committee. He also serves as a director of the Anne Frank Center USA, a not-for-profit organization. He served as a director and Chief Financial Officer of Cistron Biotechnology from 1999 until it was acquired by Celltech, PLC in November 2000.

David S. Tomsche, D.V.M. Age: 56 Director since: December 2006	Dr. Tomsche was appointed to serve as Chairman of the Board of Directors in February 2013 and is a member of the Nominating Committee of the Board of Directors. He is a large animal veterinarian and owner of Leedstone Inc. (formerly Stearns Veterinary Outlet, Inc., an animal health distribution and milking system installation company) and of J-t of Melrose, Inc. (a Japanese export company). He served as a director of VetPharm, Inc., an animal health products distributor, from 1995 until the company was sold in 2007. He also is a dairy producer. He obtained his degrees from the University of Minnesota.

Each of these individuals brings distinct skills, perspectives and attributes to the Board of Directors. Mr. Brigham is an executive officer who has been employed by the Company since 1989 and has a financial and accounting background. Dr. Crabb is an executive officer who has been employed by the Company since 1988 and has a strong technical/scientific background. Mr. Cunningham is the Chief Operating Officer of an animal health consulting business and brings to the board substantial expertise in our industry. Dr. Maxwell has a human medical background and has served on the Board of Directors since before the Company’s initial public offering of common stock in 1987, bringing continuity and historical perspective to the board’s deliberations. Dr. Rhodes was a practicing large animal veterinarian earlier in her career and now is CSO of a venture capital backed start-up company developing new drugs for companion animals. Mr. Rothschild owns approximately 15.4% of the Company’s common stock and has experience owning and operating small businesses in the health and nutritional sector. Dr. Tomsche is a veterinarian and owner of a distribution outlet of products and services for animals, as well as an investor in and owner of dairy farms and brings to the board substantial expertise in our industry.

There is no family relationship between any executive officer, director, or person nominated or chosen by the Company to become a director. Except for Mr. Brigham and Dr. Crabb (both of whom are Company employees), each of the Company’s existing directors or nominees qualifies as an “independent director” as defined under applicable NASDAQ Stock Market rules. In evaluating the independence of directors, the board did consider the matters described above under the caption “CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE”. If any of the individuals named above should not be available for election as contemplated, it is the intention of the persons named in the proxy to vote for such other person or persons as management may recommend. Management has no reason to believe any nominees will be unavailable. Any vacancies that may occur during the year may be filled by the Board of Directors to serve until the next Annual Meeting.

The Board of Directors recommends that you vote FOR the election of the seven nominees listed above.

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ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION (Proposal Two)

As required by Section 14A of the Exchange Act, which was enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are asking our stockholders to approve, on an advisory (nonbinding) basis, the compensation of our named executive officers and one highly-compensated employee, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. This proposal is commonly referred to as "say-on-pay."

We maintain a simple executive compensation program that consists almost entirely of base salary and periodic equity awards, with the possibility of annual discretionary bonuses. No annual discretionary bonus has been awarded by the Company since 2007. These elements of compensation have been selected by the Compensation and Stock Option Committee (Compensation Committee) because the Compensation Committee believes that they effectively achieve the fundamental goals of our compensation program, which are to attract, motivate, retain and reward exceptionally talented executives; to align executive interests and stockholder interests through an appropriate mix of long-term and short-term incentives; and to maximize the financial efficiency of the program from risk, tax, accounting, and cash flow perspectives.

The Company does not provide any compensation or benefit plans to executive officers that are not also available to other employees. The Company differentiates among executive officers primarily based on size of base salary. Annual compensation decisions for executive officers are made by the Compensation Committee based on performance and market-related factors.

Features of our executive compensation program include the following:

•	A majority of total executive compensation is fixed, but is regularly reviewed and evaluated based on both long-term and short-term corporate performance.

•	Our equity awards, which consist of stock options, generally vest over a three-year period. The Compensation Committee believes that this aligns interests of executive officers and stockholders.

•	The Compensation Committee annually reviews our executive compensation against our peer group (companies of similar size and structure) to ensure that our total executive compensation is both competitive and appropriate.

•	Our Compensation Committee annually reviews risk associated with our compensation program to ensure that our program does not create incentives that would encourage subjecting the Company to risks that are reasonably likely to have a material adverse effect on the Company.

We are asking our stockholders to indicate their support for our named executive compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executives and the philosophy, policies and practices described in this proxy statement.

Our Board of Directors is asking stockholders to approve a nonbinding advisory vote on the following resolution:

RESOLVED, that the compensation paid to the Company's named executive officers and one highly-compensated employee, as disclosed pursuant to Item 402 of Regulation S-K, including the “SUMMARY COMPENSATON TABLE” and “OUTSTANDING EQUITY AWARDS” table, is hereby approved.

As an advisory vote, this proposal is not binding. The outcome of this advisory vote does not overrule any decision by the Company or the Board of Directors (or any committee thereof), create or imply any change to the fiduciary duties of the Company or the Board of Directors (or any committee thereof), or create or imply any additional fiduciary duties for the Company or the Board of Directors (or any committee thereof). However, our Compensation Committee and Board of Directors value the opinions expressed by our stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executives.

The Board of Directors recommends that you vote FOR the approval of the advisory resolution on executive compensation.

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ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTE TO APPROVE EXECUTIVE

COMPENSATON (Proposal Three)

As required by Section 14A of the Exchange Act, we are asking our stockholders to approve, on an advisory (nonbinding) basis, how frequently we should seek an advisory vote on the compensation of our named executive officers and one highly-compensated employee, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal Two of this proxy statement on page 11. This proposal is commonly referred to as “say-when-on-pay”. By voting on this Proposal Three, stockholders may indicate whether they would prefer an advisory vote on named executive officer compensation every one, two, or three years. You may also abstain from making a choice. Because this vote is advisory and not binding on the Board of Directors or the Company, the board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

Our Board of Directors has determined that an advisory vote on executive compensation that occurs every year is the most appropriate alternative for the Company, and therefore our Board of Directors recommends that you vote for a one-year interval for the advisory vote on executive compensation. In recommending a one-year interval, the board considered the fact that executive compensation is adjusted and approved annually by the Compensation Committee and the board, and concluded that stockholder views should be considered in making these compensation decisions. In addition, the Company encourages discussions with our stockholders on our executive compensation philosophy, policies and practices, and an annual advisory vote is consistent with this policy.

The Board of Directors recommends that you vote FOR the option of ONCE EVERY YEAR as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the SEC.

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM (Proposal Four)

The Audit Committee has appointed Baker Newman & Noyes, LLC to serve as our independent registered public accounting firm for 2013. Although stockholder approval of the Audit Committee’s selection of Baker Newman & Noyes, LLC is not required by law, the Board of Directors believes that it is advisable to give stockholders an opportunity to ratify this selection. A representative of Baker Newman & Noyes, LLC is expected to be present at the Annual Meeting with an opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions. If this proposal is not approved at the Annual Meeting, the Audit Committee will reconsider its selection of Baker Newman & Noyes, LLC. Even if the appointment is ratified, the Audit Committee, in its discretion, can direct the appointment of a different firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and the stockholders’ best interests.

Principal Accounting Fees and Services

Set forth below is a summary of the fees incurred for services rendered by the Company’s Independent Registered Public Accounting Firm, which was Baker Newman & Noyes, LLC, for the years ended December 31, 2012, 2011 and 2010.

	2012	2011	2010
Audit Fees (1)	$54,000	$52,450	$51,100
Audit-Related Fees (2)	4,000	1,400	1,250
Tax Fees (3)	11,097	7,500	7,600
Total	$69,097	$61,350	$59,950

(1)	These fees include charges by the auditors for their reviews of quarterly financial statements included in the Company’s Quarterly Reports on Form 10-Q for the first three quarters of each year and their audits of the annual financial statements included in the Company’s Annual Reports on Form 10-K, and incidental expenses.
(2)	In 2012 and 2011, these fees were for additional work related to accounting for potential partnership deal structures. In 2010, these fees were for review work related to the filing of a Form S-8.
(3)	The Tax Fees in 2012 represent the agreed upon contract amount to assist with the preparation of tax returns for the year ended December 31, 2012, which work is expected to be completed and paid for in 2013, plus fees for miscellaneous tax related services. The Tax Fees in 2011 represent the actual fees charged to assist with the preparation of tax returns for the year ended December 31, 2011, which work was completed and paid for in 2012. The Tax Fees in 2010 represent the actual fees charged to assist with the preparation of tax returns for the year ended December 31, 2010, which work was completed and paid for in 2011.

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Pre-Approval Policy

In accordance with the procedures set forth in its charter, the Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms of those services) to be performed for the Company by its Independent Registered Public Accounting Firm. Such approval may be accomplished by approving the terms of the engagement prior to the engagement of the Independent Registered Public Accounting Firm with respect to such services or by establishing detailed pre-approval policies and procedures to govern such engagement. The Audit Committee authorizes management to spend up to $10,000 per year for services that are not anticipated at the time of the engagement, provided that the Audit Committee is promptly informed of such services.

Information Concerning Independent Registered Accounting Firm

In March 2013, the Audit Committee engaged Baker Newman & Noyes, LLC to audit the Company’s financial statements for the year ending December 31, 2013. This decision is expected to be ratified by the Board of Directors. Baker Newman & Noyes, LLC had previously audited the Company’s financial statements for the years ended December 31, 2012, 2011 and 2010. The Audit Committee’s engagement of this firm was made in accordance with procedures contemplated in the Committee’s charter.

The report of Baker Newman & Noyes, LLC on the Company’s financial statements for the three years ended December 31, 2012 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with that firm’s audits of financial statements for the three years ended December 31, 2012, there were no disagreements between the Company and Baker Newman & Noyes, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures, which disagreements, if not resolved to the satisfaction of Baker Newman & Noyes, LLC, would have caused Baker Newman & Noyes, LLC to make reference to the subject matter of the disagreements in their report on the financial statements for such years.

The Board of Directors recommends that you vote FOR the ratification of our independent registered public accounting firm for 2013.

OTHER BUSINESS

The management of the Company does not know of any business not specifically referred to above as to which any action is expected to be taken at the meeting. However, if any business other than those items referred to above properly comes before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

Audit Committee Financial Expert

Pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Item 407 of Regulation S-K promulgated by the SEC, the Company is required to disclose whether it has at least one “Financial Expert” serving on its Audit Committee and if so, the name of the expert and whether the expert is independent of management. A company that does not have an Audit Committee Financial Expert must disclose this fact and explain why it has no such expert.

At the present time, the Company’s Audit Committee does not have a member who meets the SEC’s complete definition of a financial expert. It is the opinion of the Company’s Board of Directors, however, that the Company addresses its audit functions with a depth of penetration and rigor that meets the intent of the requirements of the Sarbanes-Oxley Act for the following reasons:

•	All members of the Audit Committee of the Company are independent Directors, as defined by the SEC and NASDAQ.
•	The three members of the Audit Committee have knowledge of accounting for both their own businesses as well as for the Company. The three members of the Audit Committee have considerable experience running a medical practice, a start-up animal health company and a vitamin and nutrition company, respectively.

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•	Internal audit work of the Company is performed by its Director of Finance and Administration, Accounting Associate and Office Manager.
•	The Company also continuously reviews, at its own initiative, the expertise of the members of its Board of Directors and its Audit Committee.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors reviews the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with certain applicable laws and regulations. The Audit Committee is responsible for selecting and hiring the Independent Registered Public Accounting Firm and meets with those accountants (in person or by telephone) before each quarterly press release concerning the Company’s financial results. The Audit Committee approves the public disclosure and filing with the SEC of the related press releases. After reviewing the quarterly and annual reports that are prepared by management, the Audit Committee authorizes the filing of such reports with the SEC. All members of the Audit Committee meet the heightened independence requirements for audit committees under applicable NASDAQ Stock Market rules. The Audit Committee currently operates under a charter adopted by the board in 2004. The Company has a January 1st to December 31st fiscal year. The Audit Committee met five times during 2012.

The Audit Committee has reviewed the Company’s audited financial statements for the year ended December 31, 2012 and discussed such statements with management. The Audit Committee has discussed with Baker Newman & Noyes, LLC, the Company’s Independent Registered Public Accounting Firm, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

The Audit Committee received from Baker Newman & Noyes, LLC the written disclosures and the letter required by Independence Standards Board Standard No. 1 and has discussed the auditor’s independence with them. Based on the review and discussions noted above, the Audit Committee recommended to the board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and be filed with the SEC.

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference and shall not otherwise be deemed filed under such Acts.

Submitted by:

Audit Committee

William H. Maxwell, M.D.

Linda Rhodes, V.M.D., Ph.D.

Jonathan E. Rothschild

CODE OF BUSINESS CONDUCT AND ETHICS

In December 2003, the Board of Directors of the Company adopted a Code of Business Conduct and Ethics that applies to all employees of the Company including the Company’s President and CEO and Director of Finance and Administration. This Code is a set of written standards that are designed to deter wrongdoing and to promote: (i) honest and ethical conduct, (ii) full, fair, accurate, timely and understandable disclosure in reports filed with the SEC, (iii) compliance with acceptable laws, (iv) prompt internal reporting of violations of the Code and (v) accountability for adherence to the Code. This Code has been posted on the Company’s web-site (www.immucell.com/pdf/code.pdf) and was filed as Exhibit 14 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008. The Company will mail a copy of its Code of Business Conduct and Ethics to any interested party without charge, upon request. Such requests may be made by mail to the Company’s Secretary at ImmuCell Corporation, 56 Evergreen Drive, Portland, Maine 04103.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16 of the Securities Exchange Act of 1934 requires the Company’s directors, executive officers, one highly-compensated employee and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the best of the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 2012, the Company’s directors, executive officers, one highly-compensated employee and greater than ten-percent beneficial owners complied on a timely basis with all applicable Section 16(a) filing requirements

By Order of the Board of Directors

/s/Michael F. Brigham
Michael F. Brigham, Secretary
April 18, 2013

A COPY OF THE COMPANY’S ANNUAL REPORT TO THE SEC ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2012 WHICH INCLUDES THE COMPANY’S FINANCIAL STATEMENTS TOGETHER WITH A LETTER TO STOCKHOLDERS, WHICH SERVES AS THE COMPANY’S 2012 ANNUAL REPORT, ACCOMPANIES THIS PROXY STATEMENT. COPIES OF THE EXHIBITS TO THE 2012 ANNUAL REPORT ON FORM 10-K ARE AVAILABLE UPON WRITTEN REQUEST TO THE FOLLOWING ADDRESS: INVESTOR RELATIONS, IMMUCELL CORPORATION, 56 EVERGREEN DRIVE, PORTLAND, ME 04103.

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IMMUCELL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

DIRECTORS FOR THE ANNUAL MEETING OF

STOCKHOLDERS TO BE HELD ON JUNE 14, 2013

The undersigned stockholder(s) of ImmuCell Corporation (the "Company"), do(es) hereby appoint Mr. Michael F. Brigham and Dr. Joseph H. Crabb, or either of them, true and lawful proxy or proxies, with full power of substitution in each, for and in the name of the undersigned to vote all shares of common stock, par value $0.10 per share, of the Company outstanding in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company’s principal place of business at 56 Evergreen Drive in Portland, Maine on Wednesday, June 12, 2013 at 8:00 a.m. local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present, hereby revoking all previous proxies. This Proxy is revocable. The undersigned reserves the right to attend and vote in person. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders dated April 18, 2013, the Proxy Statement accompanying the Notice, the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and the accompanying Letter to Stockholders.

Said proxies are directed to vote as indicated on the following proposals:

1.	ELECTION OF DIRECTORS:

Nominees:	™ MICHAEL F. BRIGHAM
™ JOSEPH H. CRABB
™ DAVID S. CUNNINGHAM
™ WILLIAM H. MAXWELL
™ LINDA RHODES
™ JONATHAN E. ROTHSCHILD
™ DAVID S. TOMSCHE

FOR all nominees listed above ☐

WITHHOLD AUTHORITY to vote for all nominees listed above ☐

FOR ALL EXCEPT ☐

(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ˜

2.	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION: To approve a nonbinding advisory resolution on the Company’s executive compensation program (Proposal Two);

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.	ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION: To hold a nonbinding advisory vote on the frequency of future advisory votes on the Company’s executive compensation program (Proposal Three);

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
☐	☐	☐	☐

4.	TO RATIFY THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

FOR	AGAINST	ABSTAIN
☐	☐	☐

5.	OTHER BUSINESS:

To vote with discretionary authority upon any other matters which may properly come before the meeting or any adjournment thereof.

Each stockholder should specify by a mark in the appropriate box above how he wishes his shares voted. Shares will be voted as specified. IF NO SPECIFICATION IS MADE ABOVE, SHARES WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN PROPOSAL ONE ABOVE, FOR THE ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION DESCRIBED IN PROPOSAL TWO ABOVE, FOR THE OPTION OF ONCE EVERY YEAR ON THE ADVISORY VOTE ON THE FREQUENCY OF ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATON DESCRIBED IN PROPOSAL THREE ABOVE AND FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM DESCRIBED IN PROPOSAL FOUR ABOVE.

Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here ☒

PLEASE CHECK HERE IF YOU ARE PLANNING TO ATTEND THE ANNUAL MEETING IN PERSON. ☐

Dated:__________________________,2013

Signature(s) of Stockholder(s)

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.